UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

JAMF HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39399	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 900 Minneapolis, MN		55401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 605-6625

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 28, 2025, Jamf Holding Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jawbreaker Parent, Inc., a Delaware corporation (“Parent”), and Jawbreaker Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Francisco Partners Management, L.P. (“Francisco Partners”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent.

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. The joint press release includes certain enhanced guidance for the quarter ended September 30, 2025. In the press release, the Company also announced that it has cancelled its previously announced conference call to discuss its financial results for the quarter ended September 30, 2025, and that it will issue its financial results for the quarter ended September 30, 2025 via press release on November 10, 2025. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The joint press release announcing the execution of the Merger Agreement attached hereto as Exhibit 99.1 is incorporated by reference herein. The information required to be reported on a Current Report on Form 8-K with respect to the Merger Agreement will be filed by the Company in a separate Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the Merger, shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction involving the Company and Francisco Partners. A meeting of the shareholders of the Company will be announced as promptly as practicable to seek shareholder approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the Merger. The definitive proxy statement will be mailed to the Company’s shareholders. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://ir.jamf.com.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1—Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in the Company’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company expects to file in connection with the proposed transaction and other relevant materials the Company may file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF HOLDING CORP.

Date: October 29, 2025	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	Chief Legal Officer

Exhibit 99.1

Project Jawbreaker Press Release

Jamf Enters into Definitive Agreement to be Acquired by Francisco Partners in $2.2 Billion Transaction

Jamf Stockholders to Receive $13.05 Per Share in Cash

Transaction to Support Jamf’s Continued Growth and Leadership in Helping Organizations Manage and Secure an Apple Experience that End Users Love and Organizations Trust

MINNEAPOLIS – October 29, 2025 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced that it has entered into a definitive agreement with Francisco Partners (“FP”) for FP to acquire all the outstanding shares of Jamf. FP is a leading global investment firm focused exclusively on technology and technology-enabled businesses.

Under the terms of the agreement, FP will purchase all the outstanding shares of Jamf common stock for $13.05 per share in an all-cash transaction, valued at approximately $2.2 billion. The purchase price represents a premium of approximately 50% over Jamf’s volume weighted average closing share price for the 90 days prior to September 11, 2025.

“Since Jamf’s founding more than 20 years ago, we have made significant strides in advancing our mission to help organizations succeed with Apple,” said John Strosahl, Jamf CEO. “We believe transitioning to a private company will provide greater financial flexibility and strategic alignment to accelerate growth, expand through innovation and M&A, and strengthen our market leadership.

“We have long admired Jamf and its commitment to providing customers with best-in-class products that are absolutely beloved in the Apple community,” said Brian Decker, Partner and Co-CIO, and Karl Shum, Partner, at Francisco Partners.

“We continue to see tremendous opportunity for Jamf given its enviable position in the market, and we look forward to working with the leadership team to support Jamf’s next phase of growth and deliver an even broader suite of secure and effective products to its customers,” added Cherry Zou, Vice President at Francisco Partners.

“Jamf has become the trusted platform for managing and securing Apple devices across businesses, educational institutions, and governments worldwide,” said Michael Fosnaugh, Senior Managing Director and Co-Head of Vista Equity Partners’ Flagship Fund, and Chairman of Jamf’s Board of Directors. “This milestone reflects the strength of the Jamf team and the distinctiveness of its platform. We’re proud to have partnered with Jamf through a transformative period that has solidified its leadership within the Apple ecosystem.”

Transaction Details

The transaction, which was unanimously approved by the Jamf Board of Directors, is expected to close in the first quarter of 2026, subject to customary closing conditions, including approval by Jamf stockholders and receipt of required regulatory approvals. Upon completion of the transaction, Jamf will become a privately held company and shares of Jamf common stock will no longer be listed on any public market.

Vista Equity Partners (“Vista”), Dean Hager and John Strosahl, who own approximately 34.0%, 1.1% and 0.2%, respectively, of Jamf's outstanding shares of common stock as of October 24, 2025, have agreed to vote their shares in favor of the transaction. As part of the transaction, Vista will conclude its investment upon close.

Jamf will continue to operate under the Jamf name and maintain its headquarters in Minneapolis, Minnesota.

Q3 2025 Earnings Release

As a result of the pending transaction, Jamf has cancelled its previously announced Q3 2025 earnings conference call and will be issuing Q3 2025 financial results via press release at the close of market on Monday, November 10, 2025.

Q3 2025 Financial Results Expected to Exceed High End of Guidance Ranges

Jamf expects to exceed the high end of the guidance ranges previously issued with respect to the third quarter of 2025. On August 7, 2025, the company issued the following guidance ranges for the third quarter of 2025:

•	Total revenue of $176.0 to $178.0 million; and

•	Non-GAAP operating income of $41.5 to $42.5 million[1].

1 This is a non-GAAP financial measure; see the “Non-GAAP Financial Measures” section herein for more information.

Advisors

Citi is serving as exclusive financial advisor to Jamf and Kirkland & Ellis LLP is serving as legal counsel.

RBC Capital Markets is serving as lead financial advisor to FP on the transaction. Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc. are also advisors to FP. Simpson Thacher & Bartlett LLP is serving as legal counsel to FP.

About Jamf

Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protects personal privacy. To learn more, visit www.jamf.com.

About Francisco Partners

Francisco Partners is a leading global investment firm that specializes in partnering with technology and technology-enabled businesses. Since its launch over 25 years ago, Francisco Partners has invested in over 500 technology companies, making it one of the most active and longstanding investors in the technology industry. With over $50 billion in capital raised to date, the firm invests in opportunities where its deep sectoral knowledge and operational expertise can help companies realize their full potential. For more information on Francisco Partners, please visit www.franciscopartners.com.

About Vista Equity Partners

Vista is a global technology investor that specializes in enterprise software. Vista's private market strategies seek to deliver differentiated returns through a proprietary and systematic approach to value creation developed and refined over the course of 25 years and 600+ transactions. Today, Vista manages a diversified portfolio of software companies that provide mission-critical solutions to millions of customers around the world. As of June 30, 2025, Vista had more than $100 billion in assets under management. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on X, @Vista_Equity.

Company names mentioned herein may be the trademarks of their respective owners.

Non-GAAP Financial Measures

This press release includes reference to non-GAAP Operating Income, a non-GAAP financial measure, which reflects operating income (loss) excluding certain non-operational or non-recurring items, including amortization expense, stock-based compensation, acquisition-related expense, payroll taxes related to stock-based compensation, system transformation costs, and other special or non-recurring items.

Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, adjustments to non-GAAP operating income have included, but are not limited to, amortization expense, stock-based compensation expense, acquisition-related expense, acquisition-related earn-out, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring and other cost optimization charges, and extraordinary legal settlements and non-recurring litigation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income.

Jamf believes that non-GAAP financial measures may be helpful to investors because they provide consistency and comparability with Jamf’s past financial performance, provide additional understanding of factors and trends affecting Jamf’s business, and assist in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP result. Non-GAAP Operating Income is presented for supplemental informational purposes only and should not be considered a substitute for operating income (loss) presented in accordance with GAAP. The principal limitation of non-GAAP financial measures is that they exclude certain expenses that are required by GAAP to be recorded in Jamf’s financial statements. In addition, non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by Jamf’s management about which expenses are excluded or included in determining these non-GAAP financial measures. Further, non-GAAP financial measures are not standardized. It may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of Jamf by Francisco Partners (the “Merger”), shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding Jamf’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Jamf’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts Jamf’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact Jamf’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Jamf’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of Jamf to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. Jamf can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by Jamf, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Jamf’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in Jamf’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by Jamf. Jamf cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this press release, and, except as required by applicable law, Jamf does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This press release is being made in respect of the proposed transaction involving Jamf and Francisco Partners. A meeting of the shareholders of Jamf will be announced as promptly as practicable to seek Jamf shareholder approval in connection with the proposed transaction. Jamf intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Jamf’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Jamf with the SEC.

BEFORE MAKING ANY DECISION, JAMF SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Jamf’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Jamf’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Jamf with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Jamf and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Jamf’s shareholders in connection with the proposed transaction. Information regarding Jamf’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1 — Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Jamf’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in Jamf’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of Jamf’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Jamf expects to file in connection with the proposed transaction and other relevant materials Jamf may file with the SEC.

Contacts

Jamf

Investor Contact

Jennifer Gaumond

ir@jamf.com

Media Contact

Liarna LaPorta

media@jamf.com

Francisco Partners

Prosek Partners

pro-FP@prosek.com